UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              -----------------------

                                     FORM 8-K

                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 21, 2000

       Commission File No. 0-24812


                           ORBITTRAVEL.COM CORPORATION

              (Exact name of registrant as specified in its charter)





          Delaware                                        56-178165
       ---------------------------------       --------------------------------
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       incorporation or organization)

              927 Lincoln Road, Suite 200, Miami Beach, FL 33139
        ---------------------------------------------------------------------
                    (Address of principal executive offices)

                            (305) 538-2727
        ---------------------------------------------------------------------
               Registrant's telephone number, including area code:


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) On June 21, 2000, Ernst & Young LLP resigned as the Registrant's independent accountant. The Registrant has commenced the selection process for a new independent accountant but has not engaged one as of the data hereof.

(b) Ernst & Young LLP's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 1998 and 1999 were modified by an explanatory paragraph related to the Registrant's ability to continue as a going concern.

(c) Ernst & Young LLP's resignation was not requested or acted upon by the Registrant's Board of Directors.

(d) During the two most recent fiscal years ended December 31, 1998 and 1999, there were no disagreements with Ernst & Young LLP on matters of accounting principals or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

(e) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in this Report on Form 8-K. A copy of such letter, dated June 23, 2000, is filed as Exhibit 16.1 to this Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a) Exhibits

 The following exhibit is filed herewith:

 Exhibit No. 16.1
 Description

 16.1 Letter dated June 23, 2000 from Ernst & Young LLP stating whether it agrees with the statements set forth in this Report on Form 8-K.

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                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ORBITTRAVEL.COM CORPORATION




By:_/s/ Clifford F. Bagnall
        ------------------
Title:  Clifford F. Bagnall, Chief Financial Officer
Date:   June 23, 2000




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